UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2010

GOLDEN GRAIN ENERGY, LLC

(Exact name of registrant as specified in its charter)

Iowa	000-51177	02-0575361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1822 43rd St. SW
Mason City, IA	50401
(Address of principal executive offices)	(Zip Code)

(641) 423-8525

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 15, 2010, we executed a new Distillers Grain Marketing Agreement (the “Agreement”) with Renewable Products Marketing Group, Inc. (“RPMG”).  RPMG also markets our ethanol and corn oil pursuant to separate marketing agreements. Pursuant to the Agreement, RPMG will market all of the distillers grains we produce.  Due to the fact that we are a part owner of RPMG, RPMG will only charge us its actual cost of marketing our distillers grains to its customers.  The initial term of the Agreement is nine months and thereafter the Agreement will renew for additional one year periods. After the initial nine month period of the Agreement, we can terminate the Agreement at any time by giving RPMG 90 days written notice.

Item 2.02 Results of Operations and Financial Condition

We will start distributing our December 2010 newsletter on December 21, 2010.  Page 2 of our December 2010 newsletter, attached as Exhibit 99.1, includes preliminary summary information regarding our financial performance for our 2010 fiscal year which is required to be furnished pursuant to this Item 2.02.

Item 8.01 Other Events.

On December 20, 2010, our board of directors declared a cash distribution of $0.25 per membership unit to the holders of our Class A and Class B units of record at the close of business on December 15, 2010, for a total distribution of $6,115,000.  We will withhold from the distribution the state taxes paid by us on our members’ behalf for the 2010 tax year.  We expect to pay the distribution in January 2011.

On December 21, 2010, we began distributing our December 2010 newsletter.  A copy of the newsletter is attached hereto as Exhibit 99.1.

Our newsletter contains forward-looking statements. We undertake no responsibility to update any forward looking statement. When used, the words “believe”, “hope”, “expect”, “anticipate” and similar expressions are intended to identify forward-looking statements. Readers should not place undue reliance on any forward-looking statements and recognize that the statements are not predictions of actual future results, which could and likely will differ materially from those anticipated in the forward-looking statements due to risks and uncertainties, including those described in our Securities and Exchange Commission filings, copies of which are available through our website or on request.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit and the information set forth therein and herein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

99.1         Newsletter for Golden Grain Energy, LLC dated December 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN GRAIN ENERGY, LLC

December 21, 2010	/s/ Christine Marchand
Date	Christine Marchand, Chief Financial Officer